BBH TRUST

BBH BROAD MARKET FUND
CLASS N SHARES (“BBBMX”)
CLASS I SHARES (“BBBIX”)
(the “Fund”)

Supplement dated September 23, 2011 to the Prospectus, dated February 28, 2011, as supplemented June 1, 2011, of the Fund

Effective September 23, 2011, the redemption fee is eliminated for any redemptions of shares held less than 30 days after purchase.  Therefore, the Prospectus of the Fund is amended as follows:

1.	The Shareholders Fee section of the “Fee Table” under “FEES AND EXPENSES OF THE FUND” on page 3 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Shareholder Fees______________________________________________________________
(Fees paid directly from your investment)
Class N                                           Class I

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                                  None                                               None

Maximum Deferred Sales Charge (Load)                                                          None                                              None

Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends                                                                                                           None                                              None

Redemption Fee (as a percentage of amount redeemed,
  if applicable)                                                                                                      None                                              None

Exchange Fee                                                                                                      None                                              None

2.	The section entitled “Redemption Fee” on page 27 of the Fund’s Prospectus is hereby deleted in its entirety.

3.	The section entitled “Frequent Trading Policy” on page 28 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or Time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. The Fund monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares.  If your purchase or exchange order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.